                                                                    Exhibit 10.3

                                ESCROW AGREEMENT

          ESCROW AGREEMENT, dated as of February 29, 2000, by and among the stockholders of Unwire AB (publ), org. no. 556522-7617, a corporation organized under the laws of Sweden (the "Company") listed on Schedule I attached hereto (each a "Seller", and collectively, the "Sellers"), CELLPOINT INC., a corporation organized under the laws of the State of Nevada ("CellPoint"), CELLPOINT SWEDISH HOLDINGS LTD., a corporation organized under the laws of England and Wales and a wholly-owned subsidiary of CellPoint (the "Purchaser Sub"; CellPoint and the Purchaser Sub are hereinafter collectively referred to as the "Purchaser"), SALANS HERTZFELD HEILBRONN CHRISTY & VIENER, as Escrow Agent (the "Escrow Agent"), U.S. STOCK TRANSFER CORPORATION, as depositary (the "Depositary"), and PER LUNDBERG, as Sellers' Agent.

                                   WITNESSETH:

          WHEREAS, the Sellers, CellPoint and Purchaser Sub have entered into a certain Purchase and Sale Agreement, dated as of February 16, 2000 (as amended and in effect from time to time, the "Purchase Agreement"), pursuant to which
(i) the Purchaser purchased from the Sellers all of the issued and outstanding equity securities and securities convertible into or exercisable for the equity securities of the Company, and (ii) the Purchaser is issuing to the Sellers, as consideration for such purchase, an aggregate of 1,075,000 shares (the "CellPoint Shares") of the Common Stock, par value $0.001 per share (the "Common Stock") of the Purchaser;

          WHEREAS, pursuant to the terms of the Purchase Agreement, the Purchaser and the Sellers desire to enter into this Agreement in consideration for their respective obligations thereunder;

          WHEREAS, the Purchaser and the Sellers wish to deposit into escrow shares of Common Stock of CellPoint in order to facilitate any payments that the Sellers or the Purchaser may be required to make in the event that an indemnification obligation is imposed under Article X of the Purchase Agreement;

          NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties agree as follows:

          1. DEFINED TERMS. All capitalized terms used herein and not otherwise defined herein shall have the same respective meanings set forth in the Purchase Agreement.

          2. ACCEPTANCE OF DUTIES. The Sellers and the Purchaser hereby appoint and designate the Escrow Agent to receive, hold and dispose of, the Escrow Shares (as hereinafter defined) and all proceeds thereof in accordance with the terms, conditions and provisions of this Agreement. The Escrow Agent hereby agrees to act as Escrow Agent and to receive, hold and dispose of the Escrow Shares, in accordance with the terms of this Agreement, PROVIDED, HOWEVER, that the Escrow Agent shall have no duties hereunder unless and until the Escrow Agent receives the Escrow Shares pursuant to Section 3 hereof; and PROVIDED FURTHER, that the Escrow Agent may appoint the Depositary to hold the Escrow Shares on its behalf pursuant to this Agreement.

          3.   DELIVERY OF ESCROW SHARES. On the Closing Date:

               (a) CellPoint shall deliver or cause to be delivered to the Escrow Agent, to be held by the Escrow Agent pursuant to, and in accordance with, Article X of the Purchase Agreement and this Escrow Agreement, stock certificates evidencing 53,738 CellPoint Shares (constituting approximately 5% of the aggregate CellPoint Shares to be issued to the Sellers under the Purchase Agreement; the "Seller Escrow Shares"). The Seller Escrow Shares shall be held in escrow pending determination of any indemnification obligations of the Sellers pursuant to Article X of the Purchase Agreement. The Sellers and the Purchaser hereby agree that such deposit of the Seller Escrow Shares satisfies the requirements of Section 2.03(b)(ii)(A) of the Purchase Agreement.

               (b) CellPoint shall deliver an instruction letter (the "Share Reserve Letter") to the Depositary, in its capacity as the stock transfer agent for CellPoint, directing the transfer agent to reserve for issuance out of CellPoint's authorized but unissued shares of CellPoint Common Stock, 53,750 shares of CellPoint Common Stock, which are to be issued by the transfer agent upon receipt of instructions of the Escrow Agent in accordance with this Agreement, upon determination of any indemnification obligations of the Purchaser pursuant to Article X of the Purchase Agreement (the "Purchaser Escrow Shares"). The Sellers and the Purchaser hereby agree that the delivery of the Share Reserve Letter, and the transfer agent's acknowledged receipt thereof, satisfies the requirements of Section 2.03(b)(ii)(B) of the Purchase Agreement.

The Seller Escrow Shares and the Purchaser Escrow Shares are collectively referred to as the "Escrow Shares". The share certificates evidencing the Seller Escrow Shares deposited in escrow with the Escrow Agent shall be accompanied by duly endorsed stock powers which are also to be held in escrow. The Sellers, the Purchaser and the Escrow Agent hereby agree that the Escrow Agent shall cause the Depositary to hold the Escrow Shares in the name and on behalf of the Escrow Agent, and the Depositary shall distribute or issue such Escrow Shares, as the case may be, only upon the instructions of the Escrow Agent in accordance with this Agreement. Upon receipt of the Seller Escrow Shares and the Share Reserve Letter, the Escrow Agent and the Depositary shall acknowledge receipt thereof by delivery of a written acknowledgment thereof to the Sellers and the Purchaser. The Escrow Shares shall not be subject to lien or attachment by any creditor of any party hereto and shall be used solely for the purpose set forth in this

Agreement. The Escrow Shares shall not be available to, and shall not be used by, the Escrow Agent or the Depositary to set off any obligations of either the Purchaser or the Sellers owing to the Escrow Agent or the Depositary in any capacity.

          4.   TERMS AND CONDITIONS OF ESCROW.

               (a) DISTRIBUTION OF SELLER ESCROW SHARES. The Escrow Agent shall distribute the Seller Escrow Shares in accordance with the following procedures:

                    (i) If on the date which is one day after the twelve-month anniversary of the Closing Date (the "Escrow Release Date"), (A) the Escrow Agent and the Sellers shall not have received any notice from the Purchaser pursuant to Section 10.02 (a "Claim Notice") (a) of the Purchase Agreement of a claim by the Purchaser for indemnification under Section 10.01(a) of the Purchase Agreement that is unresolved, then the Sellers' Agent (hereinafter defined) may direct the Escrow Agent to distribute to the Sellers as the Sellers' Agent directs, any Seller Escrow Shares that are still held in escrow, or (B) a Claim Notice shall have been received and is unresolved, then the Sellers' Agent may direct the Escrow Agent to distribute such number of Seller Escrow Shares that are not necessary to resolve the claim described in the Claim Notice, assuming that all allegations set forth in such Claim Notice were true and correct in all respects.

                    (ii) If, prior to the Escrow Release Date, the Escrow Agent and the Sellers' Agent shall have received from the Purchaser a Claim Notice requesting indemnification under Section 10.01(a) of the Purchase Agreement:

                         (A) if the Sellers' Agent shall not have delivered to
                    the Purchaser and the Escrow Agent a timely Dispute Notice in accordance with Section 10.02(b) of the Purchase Agreement, the Escrow Agent shall deliver to the Purchaser such number of Seller Escrow Shares as shall equal the amount of the claim set forth in the Claim Notice divided by the Agreed Value, rounded upwards to the nearest whole number;

                         (B) if the Sellers' Agent shall have delivered to the
                    Purchaser and the Escrow Agent a timely Dispute Notice in accordance with Section 10.02(b) of the Purchase Agreement, the Escrow Agent shall continue to hold such number of Seller Escrow Shares necessary to resolve such claim described in the Claim

                    Notice, assuming all allegations set forth in such Claim Notice were true and correct in all respects; and

                         (C) after a Claim Notice and a Dispute Notice have been
                    received by the Escrow Agent, the Escrow Agent shall continue to hold such number of Seller Escrow Shares as set forth above until such time as the dispute is resolved in accordance with the terms of the Purchase Agreement and the Escrow Agent receives a subsequent notice executed by the Sellers' Agent and the Purchaser setting forth the directions for the disposition of the Seller Escrow Shares.

                    (iii) Prior to any distribution of the Seller Escrow Shares pursuant to clauses (i) or (ii) of this Section 4(a), the Escrow Agent may, in its discretion, give notice to the Sellers' Agent and the Purchaser of such intended distribution, setting forth the number of Seller Escrow Shares to be distributed and the intended recipient of such Seller Escrow Shares.

                    (iv) If the Sellers' Agent and the Purchaser shall not have submitted any pending dispute to arbitration and have otherwise made conflicting demands on the Escrow Agent, the Escrow Agent may, upon 10 days' prior written notice to the Sellers' Agent and the Purchaser, demand that the Sellers' Agent and the Purchaser submit to arbitration with the Arbitration Institute of the Stockholm Chamber of Commerce for determination of the appropriate disposition of the Seller Escrow Shares. Such dispute shall be exclusively and finally settled by arbitration in accordance with the Swedish law and the Rules of the Arbitration Institute of the Stockholm Chamber of Commerce. The arbitral tribunal shall be composed of three arbitrators. The place of arbitration shall be Stockholm, Sweden. The arbitration procedures shall be held in the English language. Upon such determination by the Stockholm Chamber of Commerce, the Escrow Agent shall cause the Depositary to dispose of the Seller Escrow Shares in accordance with the final decision of such arbitral body.

                    (v) Notwithstanding the foregoing, the Sellers' Agent may, subject to the requirements of applicable law (including, without limitation, the Securities Act), direct the Escrow Agent to sell the Seller Escrow Shares, if, and only if, the proceeds of such sale are simultaneously deposited in escrow with an internationally recognized commercial bank, subject to the terms and conditions of this Agreement and Article X of the Purchase Agreement.

          (b) ISSUANCE OF PURCHASER ESCROW SHARES. The Escrow Agent shall instruct the Depositary, in its capacity as transfer agent for CellPoint, to issue the Purchaser Escrow Shares in the following circumstances:

               (i) If, on the Escrow Release Date, (A) the Escrow Agent and the Purchaser shall not have received a Claim Notice from the Sellers' Agent pursuant to Section 10.02(b) of the Purchase Agreement of a claim by the Sellers for indemnification under Section 10.01(b) of the Purchase Agreement that is unresolved, then the Share Reserve Letter shall terminate, or (B) a Claim Notice shall have been received and is unresolved, then the number of Purchaser Escrow Shares reserved for issuance pursuant to the Share Reserve Letter shall be reduced to the extent that Purchaser Escrow Shares are not necessary for the resolution of such dispute, assuming that the allegations set forth in such Claim Notice were true and correct in all respects. In either event, the Depositary is hereby authorized and directed to cancel, to such extent, the reserve of the Purchaser Escrow Shares out of the authorized but unissued shares of CellPoint Common Stock.

               (ii) If, prior to the Escrow Release Date, the Escrow Agent and the Purchaser shall have received a Claim Notice from the Sellers' Agent for indemnification under Section 10.01(b) of the Purchase
          Agreement:

                    (A) if the Purchaser shall not have delivered to the
               Sellers' Agent and the Escrow Agent a timely Dispute Notice in accordance with Section 10.02(b) of the Purchase Agreement, the Escrow Agent shall so notify the Depositary (with a copy to the Purchaser), and the Depositary shall issue and deliver such number of Purchaser Escrow Shares to the Sellers as shall equal the amount of the claim in the Claim Notice divided by the Agreed Value, rounded upwards to the nearest whole number; CellPoint's execution and delivery of this Agreement shall constitute its authorization and instruction for the issuance of such Purchaser Escrow Shares in the circumstances described herein;

                    (B) if the Purchaser shall have delivered to the Sellers' Agent and the Escrow Agent a timely Dispute Notice in accordance with Section 10.02(b) of the Purchase Agreement, the Depositary shall continue to maintain the reserve for the issuance of the Purchaser Escrow Shares in accordance with the Share Reserve Letter to the extent necessary to resolve such claim as if all allegations set forth in such Claim Notice were true and correct in all respects; and

                    (C) after a Claim Notice and a Dispute Notice have been received by the Escrow Agent, the Depositary shall not issue any Purchaser Escrow Shares nor shall the number of Purchaser Escrow Shares reserved for issuance pursuant to the Share Reserve Letter be reduced except pursuant to Section 4(b)(i)(B) until such time as the Escrow Agent and the Depositary receive a subsequent notice executed by the Sellers' Agent and the Purchaser setting forth the directions for the issuance, if any, of the Purchaser Escrow Shares, or cancellation of the Share Reserve Letter, as the case may be.

               (iii) The Sellers, the Purchaser, the Escrow Agent and the Depositary hereby acknowledge and agree that no Purchaser Escrow Shares shall be deemed to be issued and outstanding because the Purchaser shall have delivered to the Depositary the Share Reserve Letter, and that such Purchaser Escrow Shares shall only be issued and outstanding upon the issuance of the Purchaser Escrow Shares in accordance with this Agreement.

     5.   TERMINATION This Escrow Agreement shall terminate upon:

          (a)  the distribution of all of the Seller Escrow Shares; and

          (b) the issuance of all of the Purchaser Escrow Shares or the number of Purchaser Escrow Shares reserved for issuance pursuant to the Share Reserve Letter has been reduced to zero, whether by issuance or otherwise, or a combination thereof for the total number of Purchaser Escrow Shares.

The Sellers' Agent and the Purchaser may, by written consent, however, otherwise terminate this Escrow Agreement, upon delivery of such written instruction to the Escrow Agent and the Depositary, accompanied by a complete release of the Escrow Agent and the Depositary.

     6.   CONCERNING THE ESCROW AGENT AND THE DEPOSITARY.

          Each of the Sellers and the Purchaser agrees that the Escrow Agent and the Depositary are acting hereunder solely on behalf of the Sellers and the Purchaser. The acceptance by the Escrow Agent and the Depositary of their respective duties under this Agreement are subject to the following terms and conditions which govern and control with respect to their respect rights, duties, liabilities and immunities:

          (a) The duties and obligations of the Escrow Agent and the Depositary shall be determined solely by the applicable provisions of this Agreement. Neither the Escrow Agent nor the Depositary shall be liable to any person or entity except for the performance of such duties and obligations applicable to it as are specifically set forth in this Agreement. This Agreement expressly sets forth all duties of the Escrow Agent and the Depositary with respect to any and all matters pertinent thereto. No implied duties or obligations shall be read into this Agreement against either the Escrow Agent or the Depositary, and neither the Escrow Agent nor the Depositary shall be bound to the provisions of any agreement among the other parties hereto except this Agreement.

          (b) Neither the Escrow Agent nor the Depositary shall be responsible in any manner for any failure or inability of any other party hereto to honor any of the provisions of this Agreement, the Purchase Agreement or any of the agreements, instruments or documents contemplated hereby or thereby.

          (c) The Sellers and the Purchaser agree, jointly and severally to make no claim, and to bring no action, suit or proceeding, against the Escrow Agent or the Depositary for any alleged liability or claim arising out of or in connection with the Escrow Agent's or the Depositary's acceptance or performance (including errors and omissions) of their respective duties and obligations under this Agreement or otherwise with respect to the Escrow Shares, in the absence of gross negligence or willful misconduct by the Escrow Agent or the Depositary, as applicable.

          (d) The Escrow Agent and the Depositary shall be fully protected in acting and relying upon the written legal opinion of its counsel or advice or certificate, notice, direction, instruction, request, order, judgment, decree or other document given to it which the Escrow Agent or the Depositary believes to be genuine and to have been signed or presented by the proper party or parties, and may assume that any person purporting to give such legal opinion, advice, certificate, notice, direction, instruction, request or other document has been duly authorized to do so. The Escrow Agent assumes no responsibility for the accuracy of the contents of any such documents.

          (e) The Escrow Agent (and any successor escrow agent) may resign and be discharged from all other further duties and obligations hereunder at any time upon giving 30 days' notice to the other parties hereto whereupon the Sellers' Agent and the Purchaser shall jointly designate a successor escrow agent within such 30-day period. The Escrow Agent shall deposit the Seller Escrow Shares in the account designated by such successor escrow agent pursuant to the joint instructions of the parties hereto. If the parties hereto were to terminate this Agreement by joint written consent, the Sellers' Agent and the Purchaser shall jointly either (i) designate a successor agent hereunder, in which case the Escrow Agent shall deliver the Seller Escrow Shares and the Share Reserve Letter to such successor or (ii) direct the Escrow Agent to otherwise dispose of the Escrow Shares in a manner which shall not be unduly burdensome to the Escrow Agent. Upon such resignation by the Escrow Agent or termination of this Agreement by the other parties hereto, in the absence of a joint designation of a successor or joint direction as contemplated above, the Escrow Agent shall without further liability or responsibility under this Agreement retain the Escrow Shares in the Escrow Agent's possession as custodian thereof (for the benefits of the other parties hereto) until otherwise jointly directed in writing. The Escrow Agent may at any time on notice to other parties hereto take such affirmative steps as it may, at its option, select in order to terminate its duties as escrow agent including the commencement of an action under Section 5(g) with respect to the appropriate disposition of the Escrow Shares.

          (f) The Escrow Agent may seek the advice of legal counsel in the event of any dispute or question as to the construction of any provision of this Agreement, or its duties hereunder, and may rely on an opinion of such counsel. In rendering such advice, such counsel may rely on written statements of fact furnished to it by persons reasonably believed to be credible and copies of which are furnished to the parties hereto. In the event that the Escrow Agent shall receive instructions which in its opinion are in conflict with any of the provisions of this Agreement, it shall be entitled to hold the Escrow Shares pending the final non-appealable order of an arbitral body, in accordance with the Purchase Agreement, or if applicable, the order of a final certified copy of such order or judgment, delivered to the Escrow Agent).

          (g) The parties acknowledge that Salans Hertzfeld Heilbronn Christy & Viener ("SHHC&V"), the initial Escrow Agent, has acted as counsel to the Purchaser and agree that the SHHC&V may continue to act as counsel to the Purchaser, including without limitation, in connection with any dispute or proceeding arising under the Transaction Documents or this Agreement at the Purchaser's sole expense; PROVIDED, HOWEVER, that SHHC&V, in its capacity as Escrow Agent, shall continue to be bound by all of the provisions of this Agreement and at no time shall SHHC&V, in its capacity as Escrow Agent, deliver or distribute or cause to deliver or distribute the Escrow Shares except in conformity with the provisions hereof.

          (h) Upon the distribution or issuance, as the case may be, of all of the Escrow Shares in accordance with this Agreement, the Escrow Agent and the Depositary shall cease to have any obligation to any party under this Agreement, except in case of any claim arising out of its own gross negligence or willful misconduct.

          (i) The Sellers and the Purchaser shall, jointly and severally, indemnify and hold harmless the Escrow Agent and the Depositary from and against all other costs, charges, damages and expenses, including without limitation, reasonable attorneys' fees which the Escrow Agent or the Depositary, as applicable, in good faith may incur or suffer as a result of any legal proceedings affecting this

     Agreement or the performance of their respective duties hereunder, except for any proceedings relating to any allegedly gross negligence or willful misconduct to the Escrow Agent or the Depositary that results in a final non-appealable judgment against the Escrow Agent or the Depositary, as applicable, with respect to such allegedly gross negligence or willful misconduct.

     7.   SELLERS' AGENT; NOTICES.

          (a) (i) Each of the Sellers hereby consent to the appointment of Per Lundberg as his, her or its agent (the "Sellers' Agent") or any successor Sellers' Agent appointed from time to time by all of the Sellers in writing and authorizes the Sellers' Agent to exercise all authority granted to the Sellers' Agent hereunder. Any action or decision by the Sellers' Agent shall be sufficient to bind the Sellers' Agent and the Sellers, and the Escrow Agent, the Depositary and the Purchaser shall be entitled to rely upon any such action or decision.

               (ii) The Sellers' Agent shall not be liable for any act or omission except for the Sellers' Agent own gross negligence or willful misconduct and may conclusively rely, and shall be protected in acting or refraining from acting, upon any written notice, instrument or signature believed the by Sellers' Agent to be genuine and to have been signed or presented by the proper party or parties duly authorized to do so.

               (iii) Upon the distribution or issuance, as the case may be, of all the Escrow Shares in accordance with this Agreement, the Sellers' Agent shall cease to have any obligation under this Agreement except in the case of any claim arising out of the Sellers' Agent's own gross negligence or willful misconduct. The Sellers shall, in the same proportion in which they will share in any Purchaser Escrow Shares distributed to them from the escrow, pay and/or reimburse the Sellers' Agent for any ordinary course fees, costs and disbursements incurred by the Sellers' Agent in connection with the performance by the Sellers' Agent of his or her or its duties under this Agreement.

               (iv) The Sellers shall jointly and severally indemnify and hold harmless the Sellers' Agent from and against all other costs, charges, damages and expenses, including, without limitation, reasonable attorneys' fees, which the Sellers' Agent in good faith may incur or suffer as a result of any legal proceedings affecting this Agreement to the performance of the Sellers' Agent's duties hereunder, except for any proceedings relating to any alleged gross negligence or willful misconduct of the Sellers' Agent that results in an adverse determination against the Sellers' Agent.

          (b) Notwithstanding any other provision of this Agreement to the contrary, any action to be taken by the Sellers' Agent under this Agreement, may instead be taken by all of the Sellers acting together. The Sellers hereby agree that any notice executed and delivered by the Sellers' Agent shall be binding upon each Seller, and that any notice received by the Sellers' Agent shall be binding upon each Seller.

          (c) All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, sent by facsimile with acknowledged receipt or recognized courier service with acknowledged receipt, or five
     (5) days after being mailed by prepaid registered or certified mail addressed to, the party for whom intended, as follows, or to such other address as may be furnished by such party by notice in the manner provided herein:

               (i)  If to the Sellers:

               To the Sellers' Agent at his address set forth opposite his on the signature pages hereof:

               with a copy to:

               Clifford Chance Limited Liability Partnership 200
               Aldersgate Street
               London EC1A 4JJ
               United Kingdom
               Attention: Olof Clausson, Esq.
               Fax: 44-171-600-5555

               (ii) If to the Purchaser:

               CellPoint Inc.
               Sofielundsvagen 4
               Sollentuna S 191 47
               Sweden
               Fax: 468-544-90005
               with a copy to:

               Salans Hertzfeld Heilbronn Christy & Viener
               620 Fifth Avenue
               New York, New York 10020
               United States
               Attention: Steven R. Berger, Esq.
               Fax: (212) 307-3308 or (212) 632-5555


               (iii) If to the Escrow Agent:

               Salans Hertzfeld Heilbronn Christy & Viener
               620 Fifth Avenue
               New York, New York 10020
               Attention: Steven R. Berger, Esq.
               Fax: 212-307-338 or 212-632-5555

               (iv) If to the Depositary:

               United States Stock Transfer Company
               1745 Gardena Avenue, Suite 200
               Glendale, California 91204-2991
               Attention: Mr. Richard Brown
               Fax: (818) 502-0674

     8.   MISCELLANEOUS.

          (a) This Agreement may be amended only by a written agreement, signed by all the parties hereto.

          (b) If any provision of this Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

          (c) This Agreement shall be governed and construed in accordance with the laws of the State of New York.

          (d) This Agreement shall be binding upon and shall inure for the benefit of the parties hereto and there respective successors and assigns.

          (e) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute only one Agreement.

          (f) The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation hereof.

          (g) This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof and supersedes any and all prior understandings and agreements, whether written or oral, with respect to such subject matter.

SELLERS:

Address:                                      PROCURITAS INVESTMENT PARTNERS
Skeppsbron 20                                 (PIP) BV
111 30 Stockholm
Sweden                                        By /s/ MATS HUGOSON
                                              ---------------------------------
                                                Name: Mats Hugoson

Address:                                      NORRA BROFASTET I SUNDSVALL AB
Karlavagen 50
1114 49 Stockholm
Sweden                                        By /s/ PER BORJESSON
                                              ---------------------------------
                                                Name: Per Borjesson

Address:                                      ERASMUS MANAGEMENT AB
Sabelgatan 6
254 67 Helsingborg
Sweden                                        By /s/ MIKAEL SOLBERG
                                              ---------------------------------
                                                Name:  Mikael Solberg

Address:                                      FORETAGSPARTNER IBP INVEST AB
Karlavagen 50
114 49 Stockholm
Sweden                                        By /s/ PER BORJESSON
                                              ---------------------------------
                                                Name: Per Borjesson

Address:                                      KARL STOCKMAN AB
Norra Klaragatan 15
653 40 Karlstad
Sweden                                        By /s/ PER LUNDBERG
                                              ---------------------------------
                                                Name:  Per Lundberg

Address:                                      LEDSTIERNAN INVESTMENT LTD.
c/o CBS, Rue Du Criblet 9
C.P. 210, CH-1701 Friburg
Switzerland                                   By /s/ PER LUNDBERG
                                              ---------------------------------
                                                Name:  Per Lundberg

Address:                                      THOMAS ROSEN
Rosendalsterassen 9
115 21 Stockholm
Sweden                                        By /s/ PER LUNDBERG
                                              ---------------------------------
                                                Attorney-in-fact

                                              LEDSTIERNAN KAPITALFORVALTNING
                                              AB
Address:
Birger Jarlsgatan 14
114 34 Stockholm
Sweden                                        By /s/ PER LUNDBERG
                                              ---------------------------------
                                                Name:  Per Lundberg:

                                              LEDSTIERNAN BUSINESS
Address:                                      DEVELOPMENT LTD
Kevingestrand 35
182 57 Danderyd
Sweden                                        By /s/ PER LUNDBERG
                                              ---------------------------------
                                                Name:  Per Lundberg

Address:
Box 75215
1070AE Amsterdam
Holland                                       By /s/ PER LUNDBERG
                                              ---------------------------------
                                                Name:  Per Lundberg

Address:                                      AB BASEN
Normasgard
139 50 Varmdo
Sweden
                                              By /s/ PER LUNDBERG
                                              ---------------------------------
                                                Name:  Per Lundberg

Address:
9 Skeppargatan 80 2 lr
114 59 Stockholm
Sweden                                        By /s/ PER LUNDBERG
                                              ---------------------------------
                                              PER LUNDBERG

Address:                                      JAKOB LUNDBERG
Hornsgatan 80
118 21 Stockholm
Sweden                                        By /s/ PER LUNDBERG
                                              ---------------------------------
                                                Attorney-in-fact

Address:                                      ANNA DAHLIN
Vasavagen 20
133 38 Stockholm
Sweden                                        By /s/ PER LUNDBERG
                                              ---------------------------------
                                                Attorney-in-fact

Address:                                      SARA LUNDBERG
Tavastgatan 48
118 24 Stockholm
Sweden                                        By /s/ PER LUNDBERG
                                              ---------------------------------
                                                Attorney-in-fact

Address:                                      KRISTER STROMBOM
Eknasvagen 37
132 44 Saltsjo Boo
Sweden                                        By /s/ PER LUNDBERG
                                              ---------------------------------
                                                Attorney-in-fact

Address:                                      LEDSTIERNAN KB
Birger jarlsgatan 14
114 34 Stockholm
Sweden                                        By /s/ PER LUNDBERG
                                              ---------------------------------
                                                Name:  Per Lundberg

Address:
Fasanvagen 28
192 55 Sollentuna
Sweden                                        By /s/ PER JUNDIN
                                              ---------------------------------
                                              PER JUNDIN
Address:                                      PETER JUNDIN
Fasanvagen 28
192 55 Sollentuna
Sweden                                        By /s/ PER JUNDIN
                                              ---------------------------------
                                                Attorney-in-fact

Address:                                      CHRISTOPHER JUNDIN
Fasanvagen 28
192 55 Sollentuna
Sweden                                        By /s/ PER JUNDIN
                                              ---------------------------------
                                                Attorney-in-fact

Address:                                      KENT JOHANSSON
Lotsjovagen 73
174 52 Sundbyberg
Sweden                                        By /s/ PER JUNDIN
                                              ---------------------------------
                                                Attorney-in-fact

Address:                                      UNIUM AB
Lotsgatan 4
374 35 Karlshamn
Sweden                                        By /s/ MICHAEL WALLON
                                              ---------------------------------
                                                Name: Michael Wallon

Address:
Soldatvagen 12c
192 73 Sollentuna
Sweden                                        By /s/ MICHAEL WALLON
                                              ---------------------------------
                                              MICHAEL WALLON

Address:                                      THOMAS HOGLUND
Lotsgatan 4
374 35 Karlshamn
Sweden                                        By /s/ MICHAEL WALLON
                                              ---------------------------------
                                                Attorney-in-fact

Address:                                      KAJ GELLBERG
Eriksfaltsgatan 31
214 55 Malmo
Sweden                                        By /s/ MICHAEL WALLON
                                              ---------------------------------
                                                Attorney-in-fact

Address:                                      ORJAN SODERBERG
Kungsladugardsgatan 14b
414 69 Goteborg
Sweden                                        By /s/ MICHAEL WALLON
                                              ---------------------------------
                                                Attorney-in-fact

Address:                                      BERTIL SODERBERG
Rogestavagen 3
139 36 Varmdo
Sweden                                        By /s/ MICHAEL WALLON
                                              ---------------------------------
                                                Attorney-in-fact

Address:                                      LYKKE OLESEN
Granvagen 4
130 40 Djurhamn
Sweden                                        By /s/ MICHAEL WALLON
                                              ---------------------------------
                                                Attorney-in-fact

Address:                                      KERSTIN OLESEN
Granvagen 4
130 40 Djurhamn
Sweden                                        By /s/ MICHAEL WALLON
                                              ---------------------------------
                                                Attorney-in-fact

Address:                                      MATS LJUNG
Venusvagen 10
132 44 Saltsjo Boo
Sweden                                        By /s/ MICHAEL WALLON
                                              ---------------------------------
                                                Attorney-in-fact

Address:                                      ROGER CARLSSON
Rodkhakevagen 55
147 70 Grodinge
Sweden                                        By /s/ MICHAEL WALLON
                                              ---------------------------------
                                                Attorney-in-fact

Address:                                      OLOF STENHAMMAR
Normasgard
139 50 Varmdo
Sweden                                        By /s/ MICHAEL WALLON
                                              ---------------------------------
                                                Attorney-in-fact

PURCHASER:                                    CELLPOINT INC.

Address:
Sofielundsvagen 4
S 191 47 Sollentuna                           By /s/ PETER HENRICSSON
Sweden                                        ---------------------------------
                                                Peter Henricsson, President

Address:                                      CELLPOINT SWEDISH HOLDINGS LTD.
Sofielundsvagen 4
S 191 47 Sollentuna
Sweden
                                              By /s/ PETER HENRICSSON
                                              ---------------------------------
                                                Peter Henricsson, President

ESCROW AGENT:                                 SALANS HERTZFELD HEILBRONN
                                              CHRISTY & VIENER
Address:
620 Fifth Avenue                              By /s/ STEVEN R. BERGER
New York, New York 10020                      ---------------------------------
United States                                   Steven R. Berger, Esq.
Attention: Steven R. Berger, Esq.               Partner

DEPOSITARY:                                   U.S. STOCK TRANSFER CORPORATION,
                                              as Depositary
Address:
1745 Gardena Avenue
Glendale, California                          By /s/ RICHARD BROWN
United States                                 ---------------------------------
Attention:  Mr. Richard Brown                   Richard Brown
                                                Vice President
SELLERS' AGENT:

Address:
9 Skeppargatan 80 2 lr
114 59 Stockholm                              By /s/ PER LUNDBERG
Sweden                                        ---------------------------------
                                               Per Lundberg, as Sellers' Agent